                           Willamette Family of Funds
                        Annual Report -- March 31, 2000

                               TABLE OF CONTENTS

                            Message to Shareholders

                                     PAGE 1

                         Value Fund Performance Review

                                     PAGE 3

                    Small Cap Growth Fund Performance Review

                                     PAGE 6

                       Technology Fund Performance Review

                                     PAGE 9

                      Statements of Assets and Liabilities

                                    PAGE 11

                            Statements of Operations

                                    PAGE 12

                      Statements of Changes in Net Assets

                                    PAGE 13

                       Schedules of Portfolio Investments

                                    PAGE 15

                         Notes to Financial Statements

                                    PAGE 22

                              Financial Highlights
                                    PAGE 27

                         Report of Independent Auditors

A Message to Shareholders of
WILLAMETTE FAMILY OF FUNDS

April 1, 2000

Dear Shareholders:

The past twelve months were an eventful period for the Willamette Family of Funds. We introduced two new members of the Fund Family -- starting with the Willamette Small Cap Growth Fund on April 5, 1999, and followed by the Willamette Technology Fund on March 2, 2000. Like the Willamette Value Fund, our newest Funds are specialty funds, created to help investors tap the expertise and investment potential of a specific asset manager, market sector and/or investment style.

Willamette Small Cap Growth Fund seeks to provide long-term capital appreciation by investing in the stocks of small corporations whose growth opportunities are underestimated by most investors. The Fund is sub-advised by John Lui of The Bank of New York, an individual with an outstanding record of applying this investment approach to mutual funds and institutional accounts. Willamette Small Cap Growth Fund is the only small-cap fund that Mr. Lui and The Bank of New York have agreed to sub-advise for another organization.

For the Willamette Technology Fund, we sought out one of the most experienced investment management teams in the technology sector, First American Asset Management (FAAM), a division of Minneapolis-based U.S. Bank. The investment management team has as much as 15 years of experience both working in and managing portfolios for the technology industry. Their broad perspective -- they view technology as not only an industrial sector, but an investment style or category all its own -- has generated strong results for investors since 1994. The Willamette Technology Fund is the first portfolio they have agreed to sub-advise.

We are very pleased with these new additions, as the Willamette Small Cap Growth Fund has delivered stellar returns and the Technology Fund was well-received by investors during its initial month of operations.

The past twelve months were challenging for the Willamette Value Fund, as the value sector experienced an especially rough year. Early in the period, the valuations of large-company stocks were notably higher than their small-company counterparts. As the year progressed, two issues became obvious.

First, the Federal Reserve was (and still is) concerned about the possibility that the U.S. economy may be growing too quickly and that inflationary pressures may derail our economic expansion, now in its ninth year. As a result, the Federal Reserve raised its key short-term interest rate five times between June 1999 and March 2000, making the equity markets relatively less attractive when compared to fixed-income securities.

Second, businesses and investors realized that the transition to Y2K was not likely to be as disruptive as previously thought, and that companies worldwide were investing (and would continue to invest) in large amounts of new technology. The market turned away from the more established, blue-chip companies that had led performance since 1995 and focused on the potential of companies in technology- and telecommunications-related businesses. The rally in small stocks and technology picked up speed in the second half of the fiscal year and lasted until the last few weeks of the period. As the period came to a close, the markets broadened a bit but were quite volatile.

Like the equity markets, the fixed-income markets served up mixed results for the year. While the Federal Reserve maneuvered short-term Treasury yields into higher territory, the U.S. Treasury Department effectively moved yields on long-term Treasuries to lower levels. Last fall, the Department announced that it would deploy some of the record federal budget surplus to retire government debt, especially bonds with maturities of ten years or longer. In February 2000, the Treasury Department followed through with its plan, purchasing approximately $2 billion of long-term Treasury bonds. As the supply of these safe, long-term securities diminished, investors bid up their prices, forcing their yields down. Declining yields on long-term Treasuries, which may be considered an alternative to investing in blue-chip stocks, may be one reason that investors began to look at income-producing stocks beginning in March 2000.

Looking back at the markets and results for the fiscal year period, we are reminded once again that diversification should be part of every investor's long-term strategy. Whether the transitions are gradual or abrupt, the markets will always change, favoring one group of securities, then another. To help you achieve diversification, we will continue to look for investment managers who have superior track records in a specific investment style or niche market, and to bring their skills to you in the form of new Willamette Funds. As always, we thank you for your continued trust and confidence in the Willamette Family of Funds.

Sincerely,

/s/ Tim Phillips

Tim Phillips
Willamette Asset Managers

---------------
The views expressed in this report reflect those of the Investment Adviser through the end of the report period only, as stated on the cover. The manager's views are subject to change at any time based upon market and other conditions.

An Interview with James Smith of Willamette Asset Managers,
Member of the Portfolio Management Team for the WILLAMETTE VALUE FUND

HOW DID THE FUND PERFORM DURING THE TWELVE MONTHS ENDED MARCH 31, 2000?
The Willamette Value Fund provided a total return of -0.98%(1) (at NAV), compared to a 3.36% total return for its benchmark, the Dow Jones Composite Index(2).

THE FUND INVESTS IN THE "DOGS OF THE DOW" AND THE "SMALL DOGS OF THE NYSE." WHAT HAPPENED TO THESE TWO GROUPS OF STOCKS DURING THE PERIOD?
To answer that, we need to look at the bigger picture -- the entire U.S. stock market. After lagging for the majority of the past few years, small-company stocks and, to an even greater extent, technology stocks dominated broad market performance from the fourth quarter of calendar 1999 right through mid-March 2000. There was a slowdown in technology stocks during the final three weeks of March 2000, but it was not enough to strip them of their victor's crown. So, while the technology-laden Russell 2000(3) raced ahead 37.29% over the twelve months ended March 31, 2000, the Dow Jones Composite advanced just 100 points, or 3.36%, during the same period. The NYSE Composite Index(4) rose 7.31%.

Investors' preference for technology was so strong that most everything else in the market was overlooked, including most of the solid, large-company value stocks included in the potential universe for the Fund.

WHAT OTHER FACTORS IMPACTED THESE STOCKS?
Since last June, the Federal Reserve has raised its key short-term interest rate five times. This hurt income-producing stocks like the ones the Fund targets because investors look at such stocks as an alternative to fixed-income investments. The higher the yields available on fixed-income securities, the less likely investors are to favor income-oriented stocks.

DID YOU OWN ANY TECHNOLOGY STOCKS?
There are very few technology- or telecommunications-related stocks that meet the Fund's key criteria of a high dividend yield. SBC Communications and Phillips Electronics are among the very few that pay any dividends at all.

HOW DID YOU INVEST THE FUND'S ASSETS?
We followed the Fund's disciplined approach, which stipulates that 50% of assets will be invested in the "Dogs of the Dow," which are the ten or so stocks in the Dow Jones Industrial Average (DJIA) that have the highest ratio of dividends to stock price. The balance of the Fund's assets are allocated to 25 high-yielding stocks listed on the New York Stock Exchange. Stocks in this second group are chosen from the 400 largest NYSE companies (as measured by their market capitalization) that are not part of the DJIA. The 50 with the highest dividend yields are excluded, and the Fund invests in the next 25 high-yielding stocks.

We rebalance the investment mix annually, after re-examining the dividend yields for all of the stocks in our available universe. Any stock that has been in the portfolio for at least a year and no longer fits the criteria is sold and replaced with one that does fit.

WHICH INVESTMENTS CONTRIBUTED THE MOST TO THE FUND'S RESULTS?(5)
For the majority of the period, energy companies provided some of the best returns, while our investments in cyclical companies and financial services businesses tended to subtract from performance. For instance, our investments in Exxon Mobil (3.11% of total investments as of 3/31/00) and Shell Transport (1.79%) gained 12.9% and 24.8%, respectively, fueled by rising oil prices during the latter part of the fiscal year. In contrast, Procter & Gamble (2.29%) and Caterpillar (2.83%) declined during the period. While below-estimate earnings for 1999 played a part in the decline for Procter & Gamble, it's fair to say that lack of interest from investors was a big factor for both stocks.

WHAT IS YOUR OUTLOOK FOR THE FUND?
I believe we saw a sign of things to come during the final weeks of the fiscal year. After hitting a peak on March 10, the NASDAQ Composite Index(6), which comprises mainly technology firms, lost ground rapidly. Rather than take their money out of the markets, investors began to diversify their holdings into areas of the market representative of strong companies with good earnings growth and more reasonable valuations. As a result, the Fund gained 8.06%(1) (at NAV) for the one-month period ending March 31, 2000. We believe that investors will continue to look for value-oriented alternatives. That bodes well for the kind of undervalued but solid companies in which the Willamette Value Fund invests.

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

(1) NAV represents return at net asset value. For the twelve-month and one-month periods ending 3/31/00, the Fund returned -5.47% and 3.21%, respectively, at maximum 4.50% sales charge.

(2) The Dow Jones Composite Index is representative of the performance price-weighted average of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average and the Dow Jones Utility Average.

(3) The Russell 2000 Index is representative of the performance of domestically traded common stocks of small to mid-size companies.

(4) The NYSE Composite is a capitalization-weighted index, which includes all companies listed on the New York Stock Exchange.

(5) The Funds' composition is subject to change at any time.

(6) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks.

Investors can not invest directly in an index.

WILLAMETTE VALUE FUND
FUND OBJECTIVE:
The diversified Willamette
Value Fund seeks to provide
above-average annual total
return through a
combination of capital
appreciation and dividend
income from stocks.
INVESTMENT STRATEGY:
Focus on purchasing
equities believed to be
fundamentally sound, that
have a record of paying
historically high dividends
and are priced low relative
to their earnings and/or
prices of comparable
securities.
ASSET MANAGER:
Willamette Asset Managers,
Inc., a registered
investment adviser and an
affiliate of Willamette
Securities, Inc. and
Phillips and Company
Securities, Inc., acts as
investment adviser to the
Fund.

GROWTH OF $10,000 AS OF MARCH 31, 2000(1)
[COMPARISON GROWTH OF $10,000 INVESTMENT GRAPH]

                                                               WILLAMETTE VALUE FUND (POP)*         DOW JONES COMPOSITE INDEX
                                                               ----------------------------         -------------------------

5/26/98 Inception                                                         $ 9,550                            $10,000

6/30/98                                                                     9,312                             10,166

9/30/98                                                                     8,739                              8,869

12/31/98                                                                    9,542                             10,141

3/31/99                                                                     9,657                             10,531

6/30/99                                                                    10,791                             11,526

9/30/99                                                                    10,114                             10,643

12/31/99                                                                    9,998                             11,355

3/31/00                                                                     9,562                             10,884


AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000

                                                                                       SINCE INCEPTION
                                                                      1 YEAR              (5/26/98)

                                          -------------------------------------------------------------
                                           NAV                         -0.98%                0.06%
                                          -------------------------------------------------------------
                                           POP*                        -5.47%               -2.40%

* Public Offering Price (POP), reflects maximum sales charge of 4.50%. TOP 10 HOLDINGS(2)

                                           1.  AT&T Corp.                  7.86%
                                           2.  General Motors Corp.        7.80%
                                           3.  J.P. Morgan                 5.61%
                                           4.  Eastman Kodak Co.           5.58%
                                           5.  Minn. Mining & Mfg. Co.     5.58%
                                           6.  Merck & Co., Inc.           4.38%
                                           7.  E.I. Du Ponte de Nemours    3.50%
                                           8.  Exxon Mobil Corp.           3.11%
                                           9.  Tyco International          2.85%
                                          10.  Caterpillar, Inc.           2.83%

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1) The performance of the Willamette Value Fund is measured against the Dow Jones Composite Index, which is unmanaged and is generally representative of the performance price-weighted average of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average and the Dow Jones Utility Average. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

(2) The Fund's holdings are subject to change at any time.

An Interview with John Lui of The Bank of New York,
Portfolio Manager of the
WILLAMETTE SMALL CAP GROWTH FUND

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2000?
The Willamette Small Cap Growth Fund, which began operations on April 5, 1999, had an excellent first fiscal year. Since inception, the Fund chalked up a total return of 101.67%(1) (at NAV). In comparison, its benchmark, the Russell 2000 Index(2), a broad measure of small-company U.S. stocks, gained 35.83% between April 5, 1999 and March 31, 2000.

WHAT FACTORS INFLUENCED THE INVESTMENT ENVIRONMENT FOR SMALL-CAP STOCKS?
We have been calling for the equity market to broaden out for quite some time, and it finally occurred during the past twelve months. For the twelve-month period ended March 31, 2000, the Russell 2000 Index outperformed the larger-cap Standard & Poor's 500 Index(3), returning 37.29% and 17.94%, respectively.

We saw a very narrow market from 1995 to 1998 that favored the big, blue-chip stocks in the S&P 500 and the mega-stocks of the Dow Jones Industrial Average(4). During this period, the compound annual return of the S&P 500, at 30.53% (average annual total return from 1/1/95 to 12/31/98), was nearly double that of the Russell 2000, at 15.57%. In 1999, investors began to focus on relative valuations and fundamentals, leading to a broadening of the markets. While the Russell 2000's performance strengthened, it was also quite volatile.

WHAT ACCOUNTS FOR THE FUND'S SUPERIOR PERFORMANCE?
Once again, our bottom-up stock selection strategy produced above-market returns with below-market volatility. While the Russell 2000 Index ended the third calendar quarter, September 30, 1999, in a negative position, the Fund posted positive returns in each of the past four quarters.

We attribute these results to our focus on small companies whose earnings are growing faster than the average company and whose growth opportunities are underestimated by the market.

WHAT WERE THE FUND'S BEST-PERFORMING SECTORS DURING THE YEAR?(5)
Technology companies led performance. Technology in general is transforming the global economy and the way we do business. The transition from analog to digital, and from voice transmission to data transmission, is driving rapid change. It also provides tremendous opportunities to invest in smaller companies that build, manufacture or support basic infrastructure or conduct business in this new digital, wireless, data-oriented world. Our areas of focus include: investments in communication/semiconductor companies, such as Applied Microcircuits (1.72% of total investments as of 3/31/00) and Micromuse (2.41%);and providers of network management software, such as Visual Networks (0.99%).

We are also focusing on companies that have successfully adopted these new technologies in their business models and are applying them in their respective industries. Among these are Apollo Group (1.24%), which has taken the lead in providing education via the Internet, and Williams-Sonoma (0.75%), a retailer that is using the Internet and e-tailing to grow its business.(5)

WHAT DO YOU FORESEE FOR 2000?
Looking ahead, we see enormous opportunity in the market. The transition to a wireless world is in its infancy and investors are only just beginning to recognize the power of this trend. However, as businesses adapt to new best practices by deploying the technology provided by our small-cap firms, the transition will not always be so smooth.

As opportunities in the market unfold, so will risk. That is why we have gradually increased the number of holdings in the portfolio to approximately 115, including several energy stocks. The Fund's exposure to energy stocks is higher than that of the index, but we believe that recent quarterly earnings indicate a cyclical recovery for the next two years. We have focused on the energy subsectors where we have the greatest confidence in profit recovery, such as U.S.-based natural gas companies. By increasing the number of securities and sectors held in the portfolio, we believe we are well-positioned to minimize the volatility that will accompany the upcoming technology-based transformations.

---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

Smaller capitalization funds typically carry additional risks, since smaller companies have historically experienced a greater degree of market volatility and a higher risk of failure than large company stocks.

(1) NAV represents return at net asset value. For the since inception period ended 3/31/00, the Fund returned 92.62% at maximum 4.50% sales charge.

(2) The Russell 2000 Index is representative of the performance of domestically traded common stocks of small to mid-size companies.

(3) The Standard and Poor's 500 Index is generally representative of the performance of the U.S. stock market as a whole.

(4) The Dow Jones Industrial Average is generally representative of the performance price-weighted average of 30 widely-held domestic stocks.

(5) The Fund's holdings are subject to change at any time.

WILLAMETTE SMALL CAP GROWTH FUND
FUND OBJECTIVE:
The Willamette Small Cap
Growth Fund seeks to
provide long-term capital
appreciation by investing
in a diversified portfolio
of small, fast-growing
companies.
INVESTMENT STRATEGY:
The Fund focuses on
companies that exhibit
strong potential for growth
in sales and earnings per
share, and are well-managed
and show signs of expanding
operations, new products
and distribution channels.
ASSET MANAGER:
Willamette Asset Managers,
Inc., a registered
investment adviser and an
affiliate of Willamette
Securities, Inc. and
Phillips and Company
Securities, Inc., acts as
investment adviser to the
Fund.

SUB-ADVISER
The Bank of New York, which
has helped investors meet
their investment objectives
since 1832, provides
day-to-day management of
the Fund.

GROWTH OF $10,000 AS OF MARCH 31, 2000(1)
[COMPARISON GROWTH OF $10,000 INVESTMENT GRAPH]

                                                                WILLAMETTE SMALL CAP GROWTH
                                                                         FUND (POP)*                    RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------

4/5/99                                                                    $ 9,550                            $10,000

6/30/99                                                                    10,554                             11,377

9/30/99                                                                    11,232                             10,622

12/31/99                                                                   17,089                             12,547

3/31/00                                                                    19,262                             13,401


CUMULATIVE TOTAL RETURNS AS OF MARCH 31, 2000

                                                                               SINCE INCEPTION
                                                                                  (4/5/99)

                                          ----------------------------------------------------------
                                           NAV                                     101.67%
                                          ----------------------------------------------------------
                                           POP*                                     92.62%

* Public Offering Price (POP), reflects maximum sales charge of 4.50%. TOP 10 HOLDINGS(2)

                                           1.  Network Appliance Inc.     2.42%
                                           2.  Micromuse, Inc.            2.41%
                                           3.  The Scotts Co.             2.18%
                                           4.  Medimmune, Inc.            2.15%
                                           5.  Radio One, Inc.            2.03%
                                           6.  C-Cor Net Corp.            2.01%
                                           7.  DII Group, Inc.            1.86%
                                           8.  Gemstar Int. Group Ltd.    1.81%
                                           9.  Veritas Software Corp.     1.77%
                                          10.  Research in Motion         1.76%

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1) The performance of the Willamette Small Cap Growth Fund is measured against the Russell 2000 Index, which is unmanaged and is generally representative of the performance of domestically traded common stocks of small to mid-size companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

(2) The Fund's holdings are subject to change at any time.

An Interview with Roland Whitcomb of First American Asset Management, Member of the Portfolio Management Team for the WILLAMETTE TECHNOLOGY FUND

HOW DID THE WILLAMETTE TECHNOLOGY FUND PERFORM DURING ITS FIRST MONTH OF OPERATIONS?
We launched the Fund on March 2, 2000, into a very strong market for technology stocks. During the initial week, investors contributed $36 million dollars, which we invested in a very diversified portfolio of more than 100 stocks. However, even broad diversification wasn't sufficient defense when technology stocks pulled back just two weeks after we began operations. For the one-month period ending March 31, 2000, the Fund had a total return of -10.50%(1) (at
NAV). In comparison, its benchmark, the S&P Technology Index(2) gained 8.16% for the same period.

HOW DID YOU INVEST THE FUND'S ASSETS IN THIS INITIAL PERIOD?
We chose to invest the money in the same manner as our model portfolio -- a separate portfolio that we have actively managed for years. We invested the money slowly, across all of the technology subsectors -- telecommunications, semiconductors and equipment, computer hardware, electronic equipment, etc. In retrospect, going in slowly cost the Fund some performance. Technology stocks as a group posted very large gains between the Fund's first day and March 10, when the NASDAQ Composite Index(3) hit a new record high, so we were forced to pay more and more for stocks with each passing day.

WHAT HAPPENED IN THE SECOND HALF OF THE MONTH?
Technology stocks had experienced a very strong run-up for a couple of months, so it was only a matter of time before the market took some of the "air" out of the more inflated prices. When it began in earnest, we repositioned some assets from smaller-company stocks, which tend to be the most volatile, into large-company equities, such as Cisco Systems (3.6% of total investments as of 3/31/00), Microsoft (3.6%) and Intel Corp. (2.9%). However, there really was no safe haven, and even this move was a case of "the lesser evil."(4)

WHAT DO YOU FORESEE FOR THE FUND AND TECHNOLOGY STOCKS?
The second quarter of 2000 (the first quarter of the Fund's new fiscal year) is going to be a challenge. The technology sector will continue to be very volatile for the next several months. Then, we believe things will settle down, and the second half of calendar year 2000 should be much more positive for the sector and the Fund. The fundamentals of many technology companies are improving, the economy remains strong, and the outlook for spending on technology products and services is very good. Businesses are buying to build infrastructure, and there is strong consumer demand for the new wireless phone technology. Later in the year, we look for another wave of computer buying by consumers as well.

In the meantime, we will continue to look for companies of all sizes with the best fundamental characteristics, and keep the Fund diversified among the many rapidly evolving areas of technology.
---------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TOTAL RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

(1) NAV represents return at net asset value. For the one-month period ended 3/31/00, the Fund returned -15.65% at maximum 5.75% sales charge.

(2) The S&P Technology Index is generally representative of the technology sector.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap Stocks.

(4) The Fund's holdings are subject to change at any time.

WILLAMETTE TECHNOLOGY FUND
FUND OBJECTIVE:
By investing in a wide
variety of
technology-related stocks,
the Willamette Technology
Fund seeks to provide
long-term growth of
capital.
INVESTMENT STRATEGY
The Fund focuses on the
stocks of companies that
have a unique technology, a
clear competitive
advantage, a strong
financial position and a
relatively attractive share
price.
ASSET MANAGER:
Willamette Asset Managers,
Inc., a registered
investment adviser and an
affiliate of Willamette
Securities, Inc. and
Phillips and Company
Securities, Inc., acts as
investment adviser to the
Fund.
SUB-ADVISER:
First American Asset
Management, a division of
U.S. Bank and one of the
nation's largest investment
managers, provides day-to-
day management of the Fund.

GROWTH OF $10,000 AS OF MARCH 31, 2000(1)
[COMPARISON GROWTH OF $10,000 INVESTMENT GRAPH]

                                                              WILLAMETTE TECHNOLOGY FUND (POP)*      S&P 500 TECHNOLOGY INDEX
                                                              ---------------------------------      ------------------------

3/2/00                                                                    $9,425                             $10,000

3/31/00                                                                    8,435                              10,816


CUMULATIVE TOTAL RETURN AS OF MARCH 31, 2000

                                                                               SINCE INCEPTION
                                                                                  (3/2/00)

                                          ----------------------------------------------------------
                                           NAV                                     -10.50%
                                          ----------------------------------------------------------
                                           POP*                                    -15.65%

* Public Offering Price (POP), reflects maximum sales charge of 5.75%. TOP 10 HOLDINGS(2)

                                           1.  Microsoft                 3.64%
                                           2.  Cisco Systems             3.61%
                                           3.  Brocade Communications    2.94%
                                           4.  Intel Corp.               2.92%
                                           5.  Oracle Corporation        2.91%
                                           6.  Ebay, Inc.                2.67%
                                           7.  Dell Computer             2.47%
                                           8.  America Online            2.31%
                                           9.  Nokia Corp. (ADR)         1.91%
                                          10.  Applied Materials         1.90%

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE (NAV) WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1) The performance of the Willamette Technology Fund is measured against the S&P Technology Index, which is unmanaged and is generally representative of the technology sector. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

(2) The Fund's holdings are subject to change at any time.

WILLAMETTE FAMILY OF FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

                                               WILLAMETTE      WILLAMETTE
                                                  VALUE         SMALL CAP        WILLAMETTE
                                                  FUND         GROWTH FUND     TECHNOLOGY FUND
                                               -----------     -----------     ---------------
ASSETS:
Investments, at value (cost $14,868,673;
  $24,618,849; and $36,547,407,
  respectively)............................    $14,311,355     $38,924,541       $32,962,640
Interest and dividends receivable..........         44,278          22,149            35,446
Receivable for capital shares sold.........        105,495          23,205           259,234
Receivable for investments sold............      1,430,152              --            88,428
Receivable from advisor....................          9,246              --                --
Unamortized organizational costs...........         20,563              --                --
Prepaid expenses and other assets..........          4,544          10,157                --
                                               -----------     -----------       -----------
     Total assets..........................     15,925,633      38,980,052        33,345,748
                                               -----------     -----------       -----------

LIABILITIES:
Payable for investments purchased..........             --         242,706           435,261
Payable for capital shares redeemed........          9,096           7,315           123,680
Accrued expenses and other payables:
  Investment advisory fees.................         12,802          42,708            28,166
  Administration fees......................            428           1,101               937
  Distribution and shareholder service
     fees..................................          6,401          17,795            14,083
  Other....................................         24,864          34,646            24,800
                                               -----------     -----------       -----------
     Total liabilities.....................         53,591         346,271           626,927
                                               -----------     -----------       -----------
     Net assets............................    $15,872,042     $38,633,781       $32,718,821
                                               ===========     ===========       ===========

NET ASSETS:
Capital....................................    $16,408,946     $22,195,861       $36,535,869
Undistributed net realized gains/(losses)
  from investment transactions.............         20,414       2,132,228          (232,281)
Unrealized appreciation/(depreciation) from
  investments..............................       (557,318)     14,305,692        (3,584,767)
                                               -----------     -----------       -----------
     Net assets............................    $15,872,042     $38,633,781       $32,718,821
                                               ===========     ===========       ===========
Outstanding units of beneficial interest
  (shares).................................      1,643,976       1,937,570         3,654,726
                                               ===========     ===========       ===========
Net asset value -- redemption price per
  share....................................    $      9.65     $     19.94       $      8.95
                                               ===========     ===========       ===========
Maximum Sales Charge.......................           4.50%           4.50%             5.75%
                                               ===========     ===========       ===========
Maximum Offering Price per share
  (100%/(100%-maximum sales charge) of net
  asset value adjusted to the nearest
  cent)....................................    $     10.10     $     20.88       $      9.50
                                               ===========     ===========       ===========

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2000

                                                    WILLAMETTE       WILLAMETTE       WILLAMETTE
                                                       VALUE          SMALL CAP       TECHNOLOGY
                                                       FUND        GROWTH FUND (a)     FUND (b)
                                                    -----------    ---------------    -----------
INVESTMENT INCOME:
  Interest income.................................  $    10,803      $   101,081      $    32,991
  Dividend income (Net of foreign withholding tax
     of $3,350; $0; and $342, respectively).......      473,413           19,291            2,455
                                                    -----------      -----------      -----------
       Total Income...............................      484,216          120,372           35,446
                                                    -----------      -----------      -----------
EXPENSES:
  Investment advisory fees........................      174,029          259,469           33,800
  Administration fees.............................       34,806           43,240            5,633
  Distribution and shareholder service fees.......       87,014          108,101           14,083
  Fund accounting fees............................       37,821           39,964            3,253
  Audit fees......................................       14,340           12,057            5,892
  Legal fees......................................       25,222           36,084            2,907
  Organization fees...............................        6,971               --               --
  Registration and filing fees....................       15,525           18,469            6,319
  Printing........................................       29,563           29,602            3,283
  Transfer agent fees.............................       87,790           74,354            7,360
  Trustees fees...................................        2,290            1,918              151
  Other...........................................       10,012            9,555              878
                                                    -----------      -----------      -----------
       Total expenses before
          waivers/reimbursements..................      525,383          632,813           83,559
  Fees waived by the investment advisor...........           --          (23,161)          (5,633)
  Expenses reimbursed by the investment advisor...      (47,091)              --               --
                                                    -----------      -----------      -----------
       Net expenses...............................      478,292          609,652           77,926
                                                    -----------      -----------      -----------
Net investment income/(loss)......................        5,924         (489,280)         (42,480)
                                                    -----------      -----------      -----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on investment
  transactions....................................      637,228        2,925,801         (189,801)
Net change in unrealized
  appreciation/(depreciation) from investments....   (1,100,067)      14,305,692       (3,584,767)
                                                    -----------      -----------      -----------
Net realized/unrealized gains/(losses) from
  investments.....................................     (462,839)      17,231,493       (3,774,568)
                                                    -----------      -----------      -----------
Change in net assets resulting from operations....  $  (456,915)     $16,742,213      $(3,817,048)
                                                    ===========      ===========      ===========

---------------

(a) For the period from April 5, 1999 (commencement of operations) to March 31, 2000.

(b) For the period from March 2, 2000 (commencement of operations) to March 31, 2000.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     WILLAMETTE VALUE FUND
                                                              -----------------------------------
                                                                YEAR ENDED        PERIOD ENDED
                                                              MARCH 31, 2000    MARCH 31, 1999(a)
                                                              --------------    -----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................   $     5,924         $     1,418
  Net realized gains from investment transactions...........       637,228               6,344
  Net change in unrealized appreciation/(depreciation) from
     investments............................................    (1,100,067)            542,749
                                                               -----------         -----------
Change in net assets resulting from operations..............      (456,915)            550,511
                                                               -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................        (6,510)               (832)
  In excess of net investment income........................        (7,876)                 --
  From net realized gain on investment......................      (615,282)                 --
                                                               -----------         -----------
Change in net assets from shareholder distributions.........      (629,668)               (832)
                                                               -----------         -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     8,322,096          16,315,038
  Dividends reinvested......................................       609,630                  --
  Cost of shares redeemed...................................    (6,938,055)         (1,899,763)
                                                               -----------         -----------
Change in net assets from capital share transactions........     1,993,671          14,415,275
                                                               -----------         -----------
  Change in net assets......................................       907,088          14,964,954
NET ASSETS:
  Beginning of period.......................................    14,964,954                  --
                                                               -----------         -----------
  End of period.............................................   $15,872,042         $14,964,954
                                                               ===========         ===========
SHARE TRANSACTIONS:
  Issued....................................................       772,077           1,672,330
  Reinvested................................................        61,837                  --
  Redeemed..................................................      (670,489)           (191,779)
                                                               -----------         -----------
Change in shares............................................       163,425           1,480,551
                                                               ===========         ===========

---------------

(a) For the period from May 26, 1998 (commencement of operations) to March 31, 1999.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                WILLAMETTE            WILLAMETTE
                                                                SMALL CAP             TECHNOLOGY
                                                               GROWTH FUND               FUND
                                                            ------------------    ------------------
                                                               PERIOD ENDED          PERIOD ENDED
                                                            MARCH 31, 2000 (a)    MARCH 31, 2000 (b)
                                                            ------------------    ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.....................................     $  (489,280)          $   (42,480)
  Net realized gains/(losses) from investment
     transactions.........................................       2,925,801              (189,801)
  Net change in unrealized appreciation/(depreciation)
     from investments.....................................      14,305,692            (3,584,767)
                                                               -----------           -----------
Change in net assets resulting from operations............      16,742,213            (3,817,048)
                                                               -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investment....................        (323,769)                   --
                                                               -----------           -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................      26,268,710            38,158,931
  Dividends reinvested....................................         316,464                    --
  Cost of shares redeemed.................................      (4,369,837)           (1,623,062)
                                                               -----------           -----------
Change in net assets from capital share transactions......      22,215,337            36,535,869
                                                               -----------           -----------
  Change in net assets....................................      38,633,781            32,718,821
NET ASSETS:
  Beginning of period.....................................              --                    --
                                                               -----------           -----------
  End of period...........................................     $38,633,781           $32,718,821
                                                               ===========           ===========
SHARE TRANSACTIONS:
  Issued..................................................       2,220,979             3,820,329
  Reinvested..............................................          19,215                    --
  Redeemed................................................        (302,624)             (165,603)
                                                               -----------           -----------
Change in shares..........................................       1,937,570             3,654,726
                                                               ===========           ===========

---------------

(a) For the period from April 5, 1999 (commencement of operations) to March 31, 2000.

(b) For the period from March 2, 2000 (commencement of operations) to March 31, 2000.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS (89.0%):
Aerospace & Military Technology (0.4%):
   2,879   Lockheed Martin Corp. ..........  $    58,840
                                             -----------
Automotive (9.0%):
   2,191   DaimlerChrysler AG..............      143,374
   3,695   Ford Motor Co. .................      169,739
  13,482   General Motors Corp. ...........    1,116,478
                                             -----------
                                               1,429,591
                                             -----------
Automotive Parts (2.5%):
   5,225   Dana Corp. .....................      147,280
  10,614   Genuine Parts Co. ..............      253,409
                                             -----------
                                                 400,689
                                             -----------
Banking & Financial Services (9.4%):
   4,493   ABN Amro Holding N.V............      101,654
   1,260   Bank of America Corp. ..........       66,071
   2,399   Bank One Corp. .................       82,466
   6,091   J.P. Morgan & Co. ..............      802,488
   5,265   KeyCorp.........................      100,035
   5,834   National City Corp. ............      120,326
   1,298   National Westminster Bank PLC...      159,005
   2,389   Washington Mutual, Inc. ........       63,309
                                             -----------
                                               1,495,354
                                             -----------
 Beverages (1.5%):
     802   Anheuser-Busch Companies,
             Inc. .........................       49,925
   6,416   Diageo PLC......................      193,282
                                             -----------
                                                 243,207
                                             -----------
 Building Materials (0.6%):
   2,472   Hanson PLC -- ADR...............       87,447
                                             -----------
 Chemicals (4.1%):
   1,301   Dow Chemical Co. ...............      148,314
   9,475   Du Pont (E.I.) de Nemours &
             Co. ..........................      500,991
                                             -----------
                                                 649,305
                                             -----------
 Conglomerates (2.7%):
     468   PPG Industries, Inc. ...........       24,482
   8,178   Tyco International Ltd. ........      407,878
                                             -----------
                                                 432,360
                                             -----------
 Consumer Products (2.1%):
   5,833   Procter & Gamble Co. ...........      328,106
                                             -----------
 Diversified Electronics (0.5%):
     426   Philips Electronics, NY
             Shares........................       72,979
                                             -----------


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Diversified Operation (5.0%):
   9,014   Minnesota Mining & Manufacturing
             Co. ..........................  $   798,302
                                             -----------
Drugs & Pharmaceuticals (4.9%):
   1,431   American Home Products..........       76,737
  10,094   Merck & Co., Inc. ..............      627,090
   1,221   Pharmacia & Upjohn, Inc. .......       72,344
                                             -----------
                                                 776,171
                                             -----------
Electric Utilities (0.4%):
   3,761   Edison International............       62,292
                                             -----------
Energy (1.2%):
   2,700   Florida Power & Light, Inc. ....      124,369
   3,162   PG&E Corp. .....................       66,402
                                             -----------
                                                 190,771
                                             -----------
Food Products & Services (2.9%):
   3,105   ConAgra, Inc. ..................       56,278
   1,208   General Mills, Inc. ............       43,715
   4,311   H.J. Heinz Co. .................      150,345
   2,940   Kellogg Co. ....................       75,338
   7,321   Winn-Dixie Stores, Inc. ........      142,302
                                             -----------
                                                 467,978
                                             -----------
Insurance (2.8%):
   7,603   The St. Paul Companies, Inc. ...      259,452
   3,368   XL Capital Ltd. -- Class A......      186,503
                                             -----------
                                                 445,955
                                             -----------
Machinery & Equipment (2.6%):
  10,287   Caterpillar, Inc. ..............      405,694
                                             -----------
Metals (0.3%):
   2,243   Anglogold Ltd. -- ADR...........       53,832
                                             -----------
Oil -- Integrated Companies (8.9%):
   1,128   Atlantic Richfield Co. .........       95,880
   1,291   BP Amoco Co. PLC -- ADR.........       68,504
   7,858   Conoco, Inc. -- Class B.........      201,361
   5,729   Exxon Mobil Corp. ..............      445,787
   3,306   Phillips Petroleum Co. .........      152,903
     519   Royal Dutch Petroleum Co., NY
             Shares........................       29,875
   5,231   Shell Transport & Trading Co. --
             ADR...........................      256,646
   2,650   Texaco, Inc. ...................      142,106
     734   USX-Marathon Group..............       19,130
                                             -----------
                                               1,412,192
                                             -----------

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Paper Products (1.4%):
   4,764   International Paper Co. ........  $   203,661
     442   Weyerhaeuser Co. ...............       25,194
                                             -----------
                                                 228,855
                                             -----------
Photo Equipment & Supplies (5.0%):
  14,703   Eastman Kodak Co. ..............      798,557
                                             -----------
Semiconductors (2.0%):
   2,410   Intel Corp. ....................      317,969
                                             -----------
Telecommunications (14.7%):
  20,001   AT&T Corp. .....................    1,125,055
     552   Bell Atlantic Corp. ............       33,741
   8,448   Global Crossing Ltd. (b)........      345,840
     459   GTE Corp. ......................       32,589
  15,450   Hellenic
             Telecommunication -- ADR......      224,025
   4,061   SBC Communications, Inc. .......      170,562
   4,824   Tele Danmark A/S -- ADR.........      224,015
   2,262   U.S. West, Inc. ................      164,278
                                             -----------
                                               2,320,105
                                             -----------
Tire & Rubber (1.5%):
  10,175   The Goodyear Tire & Rubber
             Co. ..........................      237,205
                                             -----------

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Tobacco (1.9%):
  14,344    Philip Morris Companies,
              Inc. .........................  $   303,017
                                              -----------
Transportation (0.7%):
   2,332    CSX Corp. ......................       54,802
   3,781    Norfolk Southern Corp. .........       54,352
                                              -----------
                                                  109,154
                                              -----------
Total COMMON STOCKS (Cost $14,683,245)......   14,125,927
                                              -----------
SHORT-TERM INVESTMENTS (1.2%):
Cash Sweep Account (1.2%):
$185,428    UBOC Sweep Account..............      185,428
                                              -----------
Total Short-Term Investments (Cost
$185,428)...................................      185,428
                                              -----------
Total Investments (Cost $14,868,673)
(a) -- 90.2%................................   14,311,355
Other assets in excess of
liabilities -- 9.8%.........................    1,560,687
                                              -----------
Total Net Assets -- 100.0%..................  $15,872,042
                                              ===========

---------------

ADR -- American Depository Receipt

PLC  -- Public Limited Company

(a) Represents cost for financial reporting and federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $ 1,684,065
         Unrealized depreciation.........................   (2,241,383)
                                                           -----------
         Net unrealized depreciation.....................  $  (557,318)
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (90.4%):
Banking & Financial Services (2.7%):
     2,700   Bank United Corp. -- Class
               A...........................  $    85,219
     6,100   Greater Bay Bancorp...........      245,524
     2,605   Legg Mason, Inc. .............      112,666
     8,300   UCBH Holdings, Inc. ..........      178,450
     4,825   Waddell & Reed Financial,
               Inc. -- Class A.............      204,158
     4,100   Wilmington Trust Corp. .......      199,363
                                             -----------
                                               1,025,380
                                             -----------
Biotechnology (0.4%):
       600   Affymetrix, Inc. (b)..........       89,063
       800   Incyte Pharmaceuticals, Inc.
               (b).........................       69,600
                                             -----------
                                                 158,663
                                             -----------
Broadcasting -- Radio & Cable TV (3.2%):
     5,800   Emmis Communications Corp. --
               Class A (b).................      269,700
     1,425   Hispanic Broadcasting Corp.
               (b).........................      161,381
    11,860   Radio One, Inc. (b)...........      790,173
                                             -----------
                                               1,221,254
                                             -----------
Commercial Services (0.6%):
     7,360   Iron Mountain, Inc. (b).......      250,700
                                             -----------
Computer Software, Peripherals & Internet (31.8%):
     3,900   Ancor Communication, Inc.
               (b).........................      160,388
     7,073   AnswerThink Consulting Group
               (b).........................      172,846
     4,000   AppNet, Inc. (b)..............      188,000
     4,000   Bluestone Software, Inc.
               (b).........................      135,000
     3,000   BroadVision, Inc. (b).........      134,625
     4,400   Commerce One, Inc. (b)........      656,700
     6,200   Concentric Network Corp.
               (b).........................      341,000
     2,100   Crossroads Systems, Inc.
               (b).........................      216,825
     4,190   Digex, Inc. (b)...............      464,828
     5,820   DoubleClick, Inc. (b).........      544,898
     3,550   Entrust Technologies, Inc.
               (b).........................      302,027
     1,115   Gadzoox Networks, Inc. (b)....       53,450
     7,900   Informatica Corp. (b).........      606,819
     6,750   Mercury Interactive Corp.
               (b).........................      534,938
     6,750   Micromuse, Inc. (b)...........      936,983
     8,585   Netcentives, Inc. (b).........      257,550
     2,200   NetIQ Corp. (b)...............      146,988
    11,400   Network Appliance, Inc. (b)...      943,349
     6,920   Packeteer, Inc. (b)...........      242,200
     3,460   Phone.Com, Inc. (b)...........      564,413
     4,025   PLX Technology, Inc. (b)......      149,868
     2,600   RealNetworks, Inc. (b)........      148,038


                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Computer Software, Peripherals & Internet, continued:
     6,440   Research in Motion Ltd. (b)...  $   685,860
     4,200   SanDisk Corp. (b).............      514,500
     1,150   SeaChange International, Inc.
               (b).........................       70,869
     1,770   Tanning Technology Corp.
               (b).........................       76,221
     7,088   TranSwitch Corp. (b)..........      681,334
    10,462   USinternetworking, Inc. (b)...      405,422
     3,800   Verio, Inc. (b)...............      171,238
     5,250   VERITAS Software Corp. (b)....      687,749
     1,550   Viant Corp. (b)...............       51,925
     6,800   Visual Networks, Inc. (b).....      385,900
     5,440   Vitria Technology, Inc. (b)...      548,420
     3,700   Xircom, Inc. (b)..............      136,900
                                             -----------
                                              12,318,071
                                             -----------
Consumer Products (2.2%):
    20,250   The Scotts Co. (b)............      850,500
                                             -----------
Diversified Electronics (10.0%):
     4,460   Applied Micro Circuits Corp.
               (b).........................      669,279
     6,415   DII Group, Inc. (b)...........      725,295
     8,200   Gemstar International Group
               Ltd. (b)....................      705,200
     1,900   II-VI, Inc. (b)...............       72,200
     8,400   Jabil Circuit, Inc. (b).......      363,300
     2,800   Lattice Semiconductor Corp.
               (b).........................      189,525
     1,960   PMC-Sierra, Inc. (b)..........      399,228
     2,400   QLogic Corp. (b)..............      325,200
     7,600   Sawtek, Inc. (b)..............      399,475
                                             -----------
                                               3,848,702
                                             -----------
Drugs & Pharmaceuticals (10.2%):
     3,700   Alkermes, Inc. (b)............      342,250
     4,700   Alpharma, Inc. -- Class A.....      172,725
     2,950   Andrx Corp. (b)...............      340,725
    10,000   Aurora Biosciences Corp.
               (b).........................      408,750
     5,925   Celgene Corp. (b).............      589,908
     6,700   Cephalon, Inc. (b)............      251,250
       900   Human Genome Sciences, Inc.
               (b).........................       74,756
     6,930   Jones Pharma, Inc. ...........      210,499
     4,800   MedImmune, Inc. (b)...........      835,800
       600   Millennium Pharmaceuticals,
               Inc. (b)....................       77,925
     3,600   Sepracor, Inc. (b)............      262,125
     7,053   Shire Pharmaceuticals Group --
               PLC (b).....................      361,466
                                             -----------
                                               3,928,179
                                             -----------

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Education, Entertainment & Training (3.0%):
    17,100   Apollo Group, Inc. (b)........  $   482,006
    12,630   DeVry, Inc. (b)...............      385,215
    18,705   ITT Educational Services, Inc.
               (b).........................      299,280
                                             -----------
                                               1,166,501
                                             -----------
Food Products & Services (0.3%):
     4,300   Dean Foods Co. ...............      115,025
                                             -----------
Industrial Goods & Services (1.6%):
     6,390   Waters Corp. (b)..............      608,648
                                             -----------
Insurance (0.2%):
     3,225   Annuity & Life Re (Holdings)
               Ltd. .......................       83,850
                                             -----------
Medical & Health Care Products/Services (0.4%):
     1,625   Express Scripts, Inc. -- Class
               A (b).......................       68,250
     3,775   MedQuist, Inc. (b)............      102,633
                                             -----------
                                                 170,883
                                             -----------
Oil & Gas Exploration, Equipments & Services (6.9%):
     2,800   BJ Services Co. (b)...........      206,850
     7,500   Cal Dive International, Inc.
               (b).........................      380,625
     3,700   Core Laboratories N.V. (b)....      107,531
    36,000   Grey Wolf, Inc. (b)...........      141,750
     2,300   Maverick Tube Corp. (b).......       74,606
     9,200   National-Oilwell, Inc. (b)....      284,050
     5,700   Newfield Exploration Co.
               (b).........................      200,925
     7,100   Patterson Energy, Inc. (b)....      225,425
    14,500   Precision Drilling Corp.
               (b).........................      483,938
     1,800   Stolt Comex Seaway S.A. -- ADR
               (b).........................       25,200
     2,250   Stolt Comex Seaway S.A. --
               Class A, ADR (b)............       23,344
     6,600   Stone Energy Corp. (b)........      325,050
    11,000   Superior Energy Services, Inc.
               (b).........................      107,250
     4,075   Tuboscope, Inc. (b)...........       69,275
                                             -----------
                                               2,655,819
                                             -----------
Publishing (0.5%):
     2,050   Houghton Mifflin Co. .........       86,997
     1,800   Scholastic Corp. (b)..........       97,087
                                             -----------
                                                 184,084
                                             -----------
Recruitment Services (0.4%):
     5,150   Korn/Ferry International
               (b).........................      153,213
                                             -----------
Retail Stores (4.2%):
     5,150   American Eagle Outfitters,
               Inc. (b)....................      195,378
     7,713   BJ's Wholesale Club, Inc.
               (b).........................      297,991
     5,000   Children's Place Retail
               Stores, Inc. (b)............       71,250

 SHARES
   OR
PRINCIPAL               SECURITY                MARKET
 AMOUNT               DESCRIPTION                VALUE
---------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Retail Stores, continued:
   5,433    Duane Reade, Inc. (b)...........  $   126,364
   6,570    Linens 'n Things, Inc. (b)......      225,023
   7,400    Men's Wearhouse, Inc. (b).......      219,225
   2,430    Tiffany & Co. ..................      203,209
   9,400    Williams-Sonoma, Inc. (b).......      291,400
                                              -----------
                                                1,629,840
                                              -----------
Semiconductors (0.4%):
     800    Hi/Fn, Inc. (b).................       52,050
   1,800    Microchip Technology, Inc.
              (b)...........................      118,350
                                              -----------
                                                  170,400
                                              -----------
Telecommunications (11.1%):
  17,100    American Mobile Satellite Corp.
              (b)...........................      410,400
  16,000    C-COR.net Corp. (b).............      783,999
  14,030    Clearnet Communications, Inc. --
              Class A (b)...................      577,861
   3,050    Efficient Networks, Inc. (b)....      475,038
     610    Finisar Corp. (b)...............       89,375
   5,030    Metromedia Fiber Network,
              Inc. -- Class A (b)...........      486,338
   3,050    Next Level Communication, Inc.
              (b)...........................      331,688
   3,300    Powertel, Inc. (b)..............      228,319
   4,973    VoiceStream Wireless Corp.
              (b)...........................      640,841
   5,373    Western Wireless Corp. (b)......      246,242
                                              -----------
                                                4,270,101
                                              -----------
Transportation (0.3%):
   1,900    Swift Transportation Co., Inc.
              (b)...........................       38,950
   4,500    Werner Enterprises, Inc. .......       76,500
                                              -----------
                                                  115,450
                                              -----------
Total COMMON STOCKS (Cost $20,619,571)......   34,925,263
                                              -----------
SHORT-TERM INVESTMENTS (10.4%):
Cash Sweep Account (10.4%):
$3,999,278  UBOC Sweep Account..............    3,999,278
                                              -----------
Total Short-Term Investments (Cost
$3,999,278).................................    3,999,278
                                              -----------
Total Investments (Cost $24,618,849) (a) --
100.8%......................................   38,924,541
Liabilities in excess of other
assets -- (0.8)%............................     (290,760)
                                              -----------
Total Net Assets -- 100.0%..................  $38,633,781
                                              ===========

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

---------------

ADR -- American Depository Receipt

PLC  -- Public Limited Company

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $104,579. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $15,785,577
         Unrealized depreciation.........................   (1,584,464)
                                                           -----------
         Net unrealized appreciation.....................  $14,201,113
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS (94.7%):
Broadcasting -- Radio & Cable TV (1.7%):
   2,200   Crown Castle International Corp.
             (b)...........................  $    83,325
   5,600   TV Guide, Inc. -- Class A (b)...      269,150
   6,000   Wink Communications, Inc. (b)...      200,250
                                             -----------
                                                 552,725
                                             -----------
Computer Networking (10.1%):
   2,500   3Com Corp. (b)..................      139,063
   5,400   Brocade Communications Systems,
             Inc. (b)......................      968,287
  15,400   Cisco Systems, Inc. (b).........    1,190,612
   2,400   Digital Island, Inc. (b)........      146,250
   1,000   Foundry Networks, Inc. (b)......      143,750
   1,400   IntraNet Solutions, Inc. (b)....       64,400
  12,500   PairGain Technologies, Inc.
             (b)...........................      233,594
   4,400   Sun Microsystems, Inc. (b)......      412,294
                                             -----------
                                               3,298,250
                                             -----------
Computer Software, Peripherals & Internet (48.5%):
   1,500   724 Solutions, Inc. (b).........      186,750
   1,800   Active Software, Inc. (b).......      114,497
   1,100   Akamai Technologies, Inc. (b)...      176,825
  11,300   America Online, Inc. (b)........      759,924
   2,100   Apropos Technology, Inc. (b)....       77,700
   3,300   BEA Systems, Inc. (b)...........      242,138
   8,200   Chordiant Software, Inc. (b)....      133,250
   2,000   Clarent Corp. (b)...............      180,375
     900   Commerce One, Inc. (b)..........      134,325
   3,600   CommTouch Software Ltd. (b).....      169,425
   3,600   Covad Communications Group, Inc.
             (b)...........................      261,000
  15,100   Dell Computer Corp. (b).........      814,455
   5,600   Deltathree.com, Inc. -- Class A
             (b)...........................      117,250
   2,600   Digex, Inc. (b).................      288,438
   2,300   Digimarc Corp. (b)..............      101,200
   5,200   Digitas, Inc. (b)...............      127,400
   6,600   DSET Corp. (b)..................      121,688
   9,400   DSL.net, Inc. (b)...............      207,975
   5,000   eBay, Inc. (b)..................      879,999
   3,700   eGain Communications Corp.
             (b)...........................      144,300
   7,000   El Sitio, Inc. (b)..............      150,063
     500   Eprise Corp. (b)................        7,875
   3,000   Etinuum, Inc. (b)...............       28,500
   4,500   FairMarket, Inc. (b)............      102,375
   5,000   Forrester Research, Inc. (b)....      271,250
   5,000   GRIC Communications, Inc. (b)...      168,750
   2,500   iBasis, Inc. (b)................      102,656
   1,500   Insilicon Corp. (b).............       23,719
   6,300   Integrated Information Systems,
             Inc. (b)......................      137,320


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Computer Software, Peripherals & Internet, continued:
   4,900   InterNAP Network Services (b)...  $   225,400
   3,100   iPrint.Com, Inc. (b)............       59,675
   2,900   ITXC Corp. (b)..................      136,481
   5,400   J.D. Edwards & Co. (b)..........      175,838
   6,700   Legato Systems, Inc. (b)........      298,988
   2,100   Liberate Technologies (b).......      131,775
   1,300   Loudeye Technologies, Inc.
             (b)...........................       45,338
   4,300   MarchFirst, Inc. (b)............      153,456
   2,700   MetaSolv Software, Inc. (b).....      159,469
  11,300   Microsoft Corp. (b).............    1,200,624
   2,500   Natural Microsystems, Corp.
             (b)...........................      214,375
   2,100   Netegrity, Inc. (b).............      143,850
   5,900   NetObjects, Inc. (b)............      134,225
   3,500   Network Solutions, Inc. (b).....      538,015
   5,600   ONYX Software Corp. (b).........      178,500
  12,300   Oracle Corp. (b)................      960,168
     400   Palm, Inc. (b)..................       17,950
   5,400   Peregrine Systems, Inc. (b).....      362,138
   4,900   PFSweb, Inc. (b)................       78,400
   3,200   Portal Software, Inc. (b).......      182,200
   2,100   Primus Knowledge Solutions, Inc.
             (b)...........................      180,600
   1,300   PurchasePro.com, Inc. (b).......       94,250
     300   Quest Software, Inc. (b)........       33,825
     600   RADVision Ltd. (b)..............       31,425
   4,400   Sagent Technology, Inc. (b).....      126,775
   6,700   Saleslogix Corp. (b)............      181,319
     300   Selectica, Inc. (b).............       26,475
   6,300   SERENA Software, Inc. (b).......      200,813
   2,900   Siebel Systems, Inc. (b)........      346,369
     200   Silicon Laboratories, Inc.
             (b)...........................       17,700
  14,800   Sybase, Inc. (b)................      300,625
   3,900   TenFold Corp. (b)...............      235,950
  14,100   Tricord Systems, Inc. (b).......      134,831
   4,650   USinternetworking, Inc. (b).....      180,188
     200   ValueClick, Inc. (b)............        4,188
   2,700   Vignette Corp. (b)..............      432,675
   4,400   Visual Networks, Inc. (b).......      249,700
   5,800   WatchGuard Technologies, Inc.
             (b)...........................      522,000
     300   Websense, Inc. (b)..............       14,419
   9,300   Witness Systems, Inc. (b).......      282,488
   3,400   Yahoo!, Inc. (b)................      582,674
   9,900   Zamba Corp. (b).................      103,641
                                             -----------
                                              15,911,217
                                             -----------
Diversified Electronics (5.3%):
   2,700   Audiovox Corp. -- Class A (b)...      117,788
   4,700   JDS Uniphase Corp. (b)..........      568,700
   4,500   KLA-Tencor Corp. (b)............      379,125
   1,800   QLogic Corp. (b)................      243,900

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000


                       SECURITY                MARKET
 SHARES              DESCRIPTION                VALUE
--------   --------------------------------  -----------
COMMON STOCKS, CONTINUED:
Diversified Electronics, continued:
   4,000   Teradyne, Inc. (b)..............  $   329,000
   5,400   Viasystems Group, Inc. (b)......       83,700
                                             -----------
                                               1,722,213
                                             -----------
Financial Services (0.4%):
   1,600   Internet Capital Group, Inc.
             (b)...........................      144,500
                                             -----------
Medical & Health Care Products/Services (0.1%):
   1,500   SciQuest.com, Inc. (b)..........       38,625
                                             -----------
Retail (0.6%):
   8,300   Drugstore.com, Inc. (b).........      109,456
   8,300   HomeGrocer.com, Inc. (b)........       86,113
                                             -----------
                                                 195,569
                                             -----------
Semiconductors (16.8%):
   2,000   Actel Corp. (b).................       71,375
   6,645   Applied Materials, Inc. (b).....      626,290
   2,700   ASM Lithography Holding NV
             (b)...........................      301,725
   2,500   Broadcom Corp. (b)..............      607,187
   4,500   Chartered Semiconductor
             Manufacturing Ltd. -- ADR
             (b)...........................      424,125
     800   E-Tek Dynamics, Inc. (b)........      188,200
  10,400   FSI International, Inc. (b).....      213,200
   7,300   Intel Corp......................      963,143
   7,500   Lam Research Corp. (b)..........      337,969
   5,000   Maxim Integrated Products, Inc.
             (b)...........................      355,313
     100   PSi Technologies Holdings,
             Inc. -- ADR (b)...............        1,663
   2,700   RF Micro Devices, Inc. (b)......      362,813
   6,200   ST Assembly Test Service Ltd. --
             ADR (b).......................      300,700
   6,900   Taiwan Semiconductor
             Manufacturing Co. Ltd. -- ADR
             (b)...........................      393,300
   4,200   Xilinx, Inc. (b)................      347,813
                                             -----------
                                               5,494,816
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Telecommunications (11.2%):
     3,100   Allegiance Telecom, Inc.
               (b).........................  $   249,938
       500   BreezeCOM Ltd. (b)............       18,688
     2,500   Copper Mountain Networks, Inc.
               (b).........................      204,844
     7,800   Cypress Communications, Inc.
               (b).........................      191,100
     1,800   Efficient Networks, Inc.
               (b).........................      280,350
     8,300   MCI WorldCom, Inc. (b)........      376,094
     2,000   Metalink Ltd. (b).............       76,750
     4,300   Motorola, Inc.................      612,212
     2,300   Network Plus Corp. (b)........       93,150
     2,900   Nokia Corp. -- ADR............      630,024
     7,300   Primus Telecommunications
               Group, Inc. (b).............      377,318
       800   Tele 1 Europe Holding AB --
               ADR (b).....................       15,300
     5,700   Telocity, Inc. (b)............       70,538
     1,700   Turnstone Systems, Inc. (b)...      195,500
     6,200   Z-Tel Technologies, Inc.
               (b).........................      260,400
                                             -----------
                                               3,652,206
                                             -----------
Total COMMON STOCKS (Cost $34,594,888).....   31,010,121
                                             -----------
SHORT-TERM INVESTMENTS (6.0%):
Cash Sweep Account (6.0%):
$1,952,519   UBOC Sweep Account............    1,952,519
                                             -----------
Total Short-Term Investments (Cost
$1,952,519)................................    1,952,519
                                             -----------
Total Investments (Cost $36,547,407) (a) --
100.7%.....................................   32,962,640
Liabilities in excess of other
assets -- (0.7)%...........................     (243,819)
                                             -----------
Total Net Assets -- 100.0%.................  $32,718,821
                                             ===========

---------------

ADR -- American Depository Receipt

(a) Represents cost for financial reporting purposes and differs cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $247,875. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $ 1,486,996
         Unrealized depreciation.........................   (5,319,638)
                                                           -----------
         Net unrealized depreciation.....................  $(3,832,642)
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Funds currently have four investment portfolios registered with the Securities and Exchange Commission. The accompanying financial statements and financial highlights are those of the Willamette Value Fund ("Value Fund"), the Willamette Small Cap Growth Fund ("Small Cap Growth Fund"), and the Willamette Technology Fund ("Technology Fund") (collectively, the "Funds"). The Small Cap Growth Fund commenced operations on April 5, 1999. The Technology Fund commenced operations on March 2, 2000. The Funds offer three managed investment portfolios, as a series of the Group, and are authorized to issue an unlimited number of shares. The Willamette Global Health Sciences Fund ("Global Health Fund") currently is not being offered. The Funds offer one class of shares of beneficial interest ("shares").

     The investment objective of the Value Fund is to provide above average total return through a combination of capital appreciation and dividend income. The Small Cap Growth Fund seeks to provide long-term capital appreciation. The Technology Fund objective is to provide long-term growth of capital. The Global Health Fund's objective is to seek long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING PRINCIPLES:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Securities are valued as of 4:00 p.m. on any day in which the New York Stock exchange is open for trading. Equity securities are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are primarily traded. Listed securities for which last sales prices are not available are valued at the most recent bid price. Securities for which recent market quotations are not readily available are valued at their fair value in the best judgement of the Adviser under the guidelines established by the Group's Board of Trustees. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents.

     SECURITIES TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

     sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     EXPENSES:

     Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among the Funds or Group, as applicable, in relation to the net assets of each Portfolio.

     ORGANIZATION COSTS:

     All expenses in connection with the Value Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are being amortized on a straight-line basis over sixty months beginning with the date of the initial public offering. The Fund paid $32,958 in organizational costs. Under the provisions of SOP 98-5, costs associated with organizing the Small Cap Growth Fund and the Technology Fund, which commenced operations subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Growth Fund and the Technology Fund were borne by Willamette Asset Managers, Inc.

     DIVIDENDS TO SHAREHOLDERS:

     The Value Fund intends to declare its net investment income, if any, quarterly as a dividend. The Small Cap Growth Fund and the Technology Fund intend to declare their net investment income, if any, annually as dividends. Net realized capital gains for each fund, if any, are declared and distributed at least annually, normally in December of each year.

     Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amount are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

     As of March 31, 2000, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to
     Capital:

                                              UNDISTRIBUTED NET    UNDISTRIBUTED NET
                                                 INVESTMENT       REALIZED GAIN/(LOSS)
                                                INCOME/(LOSS)        ON INVESTMENTS
                                              -----------------   --------------------
Value Fund..................................      $  7,876             $  (7,876)
Small Cap Growth Fund.......................       489,280              (469,804)
Technology Fund.............................        42,480               (42,480)

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

3.  RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided by the Willamette Asset Managers, Inc. (the "Adviser"). The Adviser is an affiliate of Phillips & Company Securities, Inc. ("Phillips") and Willamette Securities, Inc., each a registered broker-dealer. Under the terms of the investment advisory agreement, the Adviser is entitled to receive a fee, computed daily and paid monthly based upon each Fund's average daily net assets, at the annual rate of 1.00% for the Value Fund and 1.20% for the Small Cap Growth Fund and Technology Fund.

     On February 17, 2000, the Board of Trustees approved a proposal to permit Willamette Asset Managers, Inc., the investment adviser of the Value Fund, to appoint The Bank of New York as sub-adviser to provide daily management of the Fund's portfolio. The proposal is subject to shareholder approval, and a meeting of the Value Fund's shareholders of record on March 10, 2000 is planned for May 9, 2000.

     Bank of New York provides portfolio management services, as sub-adviser, to the Small Cap Growth Fund, pursuant to a sub-investment advisory agreement with the Group and the Adviser. The Adviser compensates the Sub-Adviser at a rate of 0.45%, accrued daily and paid monthly, based on average net assets of the Fund.

     U.S. Bank National Association, acting through its First American Asset Management division, provides portfolio management services, as sub-adviser, to the Technology Fund, pursuant to a sub-investment agreement with the Group and the Adviser. The Adviser compensates the Sub-Adviser at a rate of 0.50%, accrued daily and paid monthly, based on average net assets of the Fund.

     BISYS Fund Services L.P. (the "Distributor"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the distributor to the Funds. Pursuant to the Funds' Distribution and Shareholder Service Plan (the "12b-1 Plan"), the Distributor may receive fees computed at the annual rate of 0.50% of the average daily net assets of each Fund for services provided under the 12b-1 plan.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Funds as Administrator, Transfer Agent and Fund Accountant. Under the terms of the administration agreement, BISYS Ohio receives a fee computed daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets. Under the terms of the Transfer Agent Agreement, BISYS Ohio receives a fee based upon a specified amount per shareholder with specified minimum per portfolio amounts and surcharges, plus certain out-of-pocket expenses. Under the terms of the Fund Accounting Agreement, accounting fees are computed daily and paid monthly at an annual rate of 0.03% of the average daily net assets of each Fund or a minimum of $35,000 annually per fund plus certain out-of-pocket expenses.

     The Value Fund has adopted an Expense Limitation Agreement (the "Agreement") dated February 1, 1999 whereby the Adviser reduces its fee and reimburses the Fund so that the operating expenses of the Fund are limited to an annual rate (as a percentage of the Fund's average daily net assets) of 2.90% for the period from February 1, 1999 to March 31, 1999, and 2.75% for the period from April 1, 1999 to March 31, 2000. In connection with the Agreement, the Fund has agreed to pay the Adviser the amount of fees and reimbursements that, if not for the above limitation, would have been payable or reimbursable to the Adviser for a period of up to two years after the limitation periods, provided that the
                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

     Fund's operating expenses, without regard to such repayment or reimbursement, are at an annual rate (as a percentage of the Fund's average daily net assets) of 2.75% or less. Under the Agreement, the Adviser made reimbursements of $27,590 for the period ended March 31, 1999 and they have until March 31, 2001 to receive repayment from the Fund. The Adviser made reimbursements of $47,091 for the year ended March 31, 2000 and they have until March 31, 2002 to receive repayment from the Fund. The Fund will not make repayments or reimbursements in an amount that would cause the Fund's total operating expenses to exceed the 2.75% annual expense limitation. However, except for purposes of these repayment provisions, as of March 31, 2000, the Value Fund's expenses will no longer be limited by the Adviser to a maximum of 2.75%.

     The Distributor is entitled to receive commissions on sales of shares of the Funds. For the period ended March 31, 2000, BISYS received $3,334,789 from commissions earned on sales of shares of the Funds, of which $2,927,930 was re-allowed to non-affiliates.

     Certain trustees and officers of the Group are affiliated with BISYS. Such individuals are not paid any fees directly by the Funds or the Group for serving as trustees and officers for the Group.

4.  PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2000 were as follows:

                                                      PURCHASES       SALES
                                                     -----------   -----------
Value Fund.........................................  $13,347,771   $13,334,789
Small Cap Growth Fund(a)...........................   29,009,901    11,316,131
Technology Fund(b).................................   38,240,426     3,455,631

---------------
     (a) For the period from April 5, 1999 (commencement of operations) to March 31, 2000.

     (b) For the period from March 2, 2000 (commencement of operations) to March 31, 2000.

5.  FEDERAL INCOME TAXES:

     The Funds intend to qualify or continue to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Funds must meet certain income, distribution and diversification requirements. In any year in which the Funds qualifies as a regulated investment company and distributes substantially all of its income, the Funds generally will not pay any U.S. federal income or excise tax.

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

     FEDERAL INCOME TAXES INFORMATION (UNAUDITED):

     During the year ended March 31, 2000, the Value Fund declared long-term capital gain distributions as follows:

                                                               AMOUNT
                                                              --------
Value Fund..................................................  $616,814

     For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2000 qualify for the corporate dividend received deduction for the following
     Funds:

                                                              PERCENTAGE
                                                              ----------
Value Fund..................................................    43.28%

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                              FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED   PERIOD ENDED
                                                              MARCH 31,     MARCH 31,
                                                                 2000        1999(a)
                                                              ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $ 10.11       $ 10.00
                                                               -------       -------
INVESTMENT ACTIVITIES
  Net investment income.....................................      0.01            --**
  Net realized and unrealized gain/(loss) on investments....     (0.10)         0.11
                                                               -------       -------
     Total from investment activities.......................     (0.09)         0.11
                                                               -------       -------
DISTRIBUTIONS
  Net investment income.....................................        --**          --**
  In excess of net investment income........................     (0.01)           --
  Net realized gains........................................     (0.36)           --
                                                               -------       -------
     Total Distributions....................................     (0.37)           --
                                                               -------       -------
NET ASSET VALUE, END OF PERIOD..............................   $  9.65       $ 10.11
                                                               =======       =======
Total return (excludes sales charge)........................     (0.98)%        1.11%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, end of period (000)...........................   $15,872       $14,965
  Ratio of net expenses to average net assets...............      2.75%         2.90%(c)
  Ratio of net investment income to average net assets......      0.03%         0.02%(c)
  Ratio of gross expenses to average net assets*............      3.02%         3.20%(c)
  Portfolio turnover........................................     79.63%         0.39%

---------------

 * During the period, certain fees were voluntarily reimbursed. If such voluntary fee reimbursements had not occurred, the ratio would have been as indicated.

** Amount is less than $0.005

(a) For the period from May 26, 1998 (commencement of operations) to March 31, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                               MARCH 31,
                                                                2000(a)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.00
                                                                -------
INVESTMENT ACTIVITIES
  Net investment loss.......................................      (0.25)
  Net realized and unrealized gain on investments...........      10.38
                                                                -------
     Total from investment activities.......................      10.13
                                                                -------
DISTRIBUTION
  Net realized gains........................................      (0.19)
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................    $ 19.94
                                                                =======
Total return (excludes sales charge)........................     101.67%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, end of period (000)...........................    $38,634
  Ratio of net expenses to average net assets...............       2.82%(c)
  Ratio of net investment loss to average net assets........      (2.26)%(c)
  Ratio of gross expenses to average net assets*............       2.93%(c)
  Portfolio turnover........................................      55.15%

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) For the period from April 5, 1999 (commencement of operations) to March 31, 2000.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                              FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                               MARCH 31,
                                                                2000(a)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.00
                                                                -------
INVESTMENT ACTIVITIES
  Net investment loss.......................................      (0.01)
  Net realized and unrealized loss on investments...........      (1.04)
                                                                -------
     Total from investment activities.......................      (1.05)
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................    $  8.95
                                                                =======
Total return (excludes sales charge)........................     (10.50)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, end of period (000)...........................    $32,719
  Ratio of net expenses to average net assets...............       2.77%(c)
  Ratio of net investment loss to average net assets........      (1.51)%(c)
  Ratio of gross expenses to average net assets*............       2.97%(c)
  Portfolio turnover........................................      11.14%

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a) For the period from March 2, 2000 (commencement of operations) to March 31, 2000.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Willamette Family of Funds of The Coventry Group

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Willamette Value Fund, Willamette Small Cap Growth Fund, and Willamette Technology Fund (the Funds) as of March 31, 2000, the related statements of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Willamette Value Fund, Willamette Small Cap Growth Fund, and Willamette Technology Fund at March 31, 2000, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Columbus, Ohio
May 8, 2000

INVESTMENT ADVISER
Willamette Asset Managers, Inc.
One Pacific Square
220 N.W. 2nd Avenue, Suite 950
Portland, Oregon 97209

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
10 West Broad Street
Suite 2300
Columbus, Ohio 43215

CUSTODIAN
Union Bank of California
475 Sansome Street, 15th Floor
San Francisco, California 94111

5/00

                                     WILLAMETTE
                                       FAMILY
                                      OF FUNDS

                                [WILLAMETTE LOGO]
                                    WILLAMETTE
                                  Asset Managers
                                Investment Adviser

                                    ANNUAL REPORT

                                   MARCH 31, 2000
                          This material must be preceded or
                        accompanied by a current prospectus.